John Hancock World Fund
Class A, Class B and Class C Shares
Supplement to the Statement of Additional Information
dated March 1, 2008
John Hancock Health Sciences Fund
Effective March 28, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER” section, the “Other Accounts the Portfolio Manager is Managing” subsection has been deleted and replaced with the following to reflect the addition of Mindy Perry, CPA, CFA and the departure of Timothy E. Keefe, CFA from the Health Sciences Fund‘s portfolio management team:
Other Accounts the Portfolio Manager is Managing. The table below indicates for the portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 28, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Mindy Perry, CPA, CFA	Other Registered Investment Companies: One (1) fund with total net assets of approximately $82 million.

Other Pooled Investment Vehicles: None

Other Accounts: One (1) account with total net assets of approximately $14 million.
The Adviser and Sub-Adviser do not receive a fee based upon the investment performance of any of the accounts included under the “Other Accounts Managed by the Portfolio Manager” in the table above.
Effective March 28, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER”, the “Share Ownership by Portfolio Manager.” section has been deleted and replaced with the following:
Share Ownership by Portfolio Manager. The following table indicates as of March 28, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1 - $10,000
C	—	$10,001 - $50,000
D	—	$50,001 - $100,000
E	—	$100,001 - $500,000
F	—	$500,001 - $1,000,000
G	—	More than $1 million

Range of Beneficial
Portfolio Manager	Ownership
Mindy Perry, CPA, CFA*	B

*	Information for Ms. Perry, who recently joined the portfolio management team, is as of March 28, 2008, and included deferred compensation amounts.
April 4, 2008